Exhibit 10.8

                        INCENTIVE STOCK OPTION AGREEMENT


     THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is made as of the ______ day of __________, 200_, between CALIBRE ENERGY, INC., a Delaware corporation (the "Company"), and [NAME] ("Employee").

     To carry out the purposes of the CALIBRE ENERGY, INC. 2005 STOCK INCENTIVE PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of the common stock of the Company, par value $0.001 per share ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

     1. Grant of Option. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of ______________ shares of Stock on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control. Capitalized terms used but not defined in this Agreement shall have the meaning attributed to such terms under the Plan, unless the context requires otherwise. This Option is intended to constitute an incentive stock option, within the meaning of section 422(b) of the Code, to the maximum extent permitted under the Code. Employee acknowledges that only a portion of this Option may qualify as such an incentive stock option due to the limitation set forth in section 422(d) of the Code.

     2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $____ per share, which has been determined to be not less than the Fair Market Value of the Stock at the date of grant of this Option. For all purposes of this Agreement, Fair Market Value of Stock shall be determined in accordance with the provisions of the Plan.

     3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Corporate Secretary (or such other officer or employee of the Company as the Company may designate from time to time), at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                                     Percentage of Shares
         Number of Full Years                        That May Be Purchased
         --------------------                        ---------------------
         Less than 1 year                                     0%
                   1 year                                     25%
                   2 years                                    50%
                   3 years                                    75%
                   4 years or more                           100%

     Notwithstanding the exercise schedule above or any provision in the Plan to the contrary, if Employee is employed by the Company immediately prior to the consummation of any Corporate Change (as defined below), this Option shall be exercisable for the entire number of shares set forth in Paragraph 1 hereof upon the consummation of such Corporate Change. For purposes of the preceding sentence, the term "Corporate Change" shall have the same meaning as is assigned to such term in the Plan; provided, however, that the term "Corporate Change" shall not include any reorganization, merger, consolidation, or similar transaction or series of transactions pursuant to which the record holders of the outstanding shares of the Company's stock immediately prior to such transaction or series of transactions continue to hold immediately following such transaction or series of transactions 50% or more of the outstanding voting securities (based upon voting power) of (a) any entity which owns (directly or indirectly) the stock of the Company, (b) any entity with which the Company has merged, or (c) any entity that owns an entity with which the Company has merged. In addition, in no event shall a recapitalization of the Company, a reclassification of the Company's capital stock, or other change in the Company's capital structure (a "recapitalization"), or an underwritten initial public offering of stock made by the Company pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), constitute a Corporate Change, and the exercise of this Option shall not be accelerated upon the occurrence of any such recapitalization or initial public offering.

     This Option may be exercised only while Employee remains an employee of the Company and will terminate and cease to be exercisable upon Employee's termination of employment with the Company, except that:

     (a) If Employee's employment with the Company terminates by reason of disability (within the meaning of section 22(e)(3) of the Code), this Option may be exercised by Employee (or Employee's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) at any time during the period of one year following such termination, but only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates.

     (b) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death, but only as to the number of shares Employee was entitled to purchase hereunder as of the date of Employee's death.

     (c) If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, unless such employment is terminated for cause, this Option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates. As used in this paragraph, the term "cause" shall mean Employee (i) has been convicted of a misdemeanor involving moral turpitude or of a felony,
(ii) has engaged in gross negligence or willful misconduct in the performance of the duties of Employee's employment, or (iii) has materially breached any material provision of any written agreement between Employee and the Company or any of its Affiliates.

This Option shall not be exercisable in any event after the expiration of 10 years from the date of grant hereof.

     Except as provided in Paragraph 4, the purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering or constructively tendering to the Company shares of Stock having a Fair Market Value equal to the purchase price (provided such shares used for this purpose must have been held by Employee for such minimum period of time as may be established from time to time by the Committee), (c) if the Stock is readily tradable on a national securities market, through a "cashless exercise" in accordance with a Company established policy or program for the same, or (d) any combination of the foregoing. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

     4. Stock Appreciation Right. Upon an exercise of this Option, Employee (or the person exercising this Option in the event of Employee's death) may request the Company to compute an amount (the "Appreciation Amount") equal to the excess of the aggregate Fair Market Value of any number of the shares of Stock with respect to which this Option is exercised over the aggregate purchase price of such number of shares. Moreover, Employee (or such person) may elect (subject to the consent or disapproval of the Committee of any election to receive cash) to have the Company distribute to Employee (or such person), in lieu of Employee's purchasing such number of shares, an amount of cash and/or a whole number of shares of Stock (in any combination thereof as Employee or such person may elect) in Fair Market Value equal to the Appreciation Amount. Notwithstanding anything to the contrary herein, if Employee is then an officer, director or affiliate of the Company who is subject to section 16 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), this Option may not be exercised prior to the expiration of six months from the date of grant hereof

(except in the event of the death or disability of Employee prior to the expiration of such six month period); thereafter, any exercise of this Option or election pursuant to this Paragraph 4 wherein Employee would receive any portion of the Appreciation Amount in cash (other than cash in lieu of a fractional share) may be made only during a period beginning on the third business day and ending on the twelfth business day following the date of release by the Company for publication of quarterly and annual summary statements of sales and earnings. Should Employee elect pursuant to this Paragraph 4 to receive the Appreciation Amount solely in shares of Stock, the number of shares of Stock distributable to Employee shall be the highest whole number of shares whose value does not exceed the Appreciation Amount, and any fractional share shall be paid in cash.

     5. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income or wages to Employee for federal, state or local tax purposes, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its minimum obligation under applicable tax laws or regulations. Employee may elect with respect to this Option to surrender or authorize the Company to withhold shares of Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) to satisfy any tax required to be withheld upon exercise of this Option. An election pursuant to the preceding sentence shall be referred to herein as a "Stock Withholding Election." All Stock Withholding Elections shall be made by written notice to the Company's Corporate Secretary (or such other officer or employee of the Company as the Company may designate from time to time). If Employee is not a Section 16 Person (as hereinafter defined), Employee may revoke such election by delivering to the Company's Corporate Secretary (or such other designated officer or employee) written notice of such revocation prior to the date such election is implemented through actual surrender or withholding of shares of Stock (the "Withholding Date"). If Employee is a Section 16 Person, the Stock Withholding Election must:

     (a) be irrevocable and made six months prior to the Withholding Date; or

     (b) (i) be approved by the Committee either before or after such election is made, (ii) be made, and the Withholding Date occur, during a period beginning on the third business day following the date of release by the Company for publication of quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date, and (iii) be made more than six months after the date of the grant of this Option to Employee; or

     (c) be made in connection with (i) a delivery to the Company of shares of Stock owned by Employee prior to the exercise of this Option to satisfy the portion of the tax required to be withheld with respect to those shares of Stock received by Employee upon exercise of this Option for which payment of the purchase price was made to the Company in shares of Stock owned by Employee prior to the exercise of this Option pursuant to Paragraph 3 hereof and (ii) the exercise of this Option more than six months after the date of grant hereof.

     If Employee fails to pay the required amount to the Company or fails to make a Stock Withholding Election, the Company is authorized to withhold from any cash remuneration (or, if Employee is not a Section 16 Person, Stock remuneration, including withholding any shares of Stock distributable to Employee upon exercise of this Option) then or thereafter payable to Employee any tax required to be withheld by reason of the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option. For purposes of this Agreement, the term "Section 16 Person" means an officer, director or affiliate of the Company or a former officer, director or affiliate of the Company who is subject to Section 16 of the Securities Exchange Act.

     6. Certain Restrictions. Shares of Stock purchased pursuant to the exercise of this Option shall be subject to the following restrictions (until such time as such restrictions terminate as provided below):

     (a) such shares of Stock may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by Employee; and

     (b) if Employee's employment with the Company is terminated for "cause," as defined in Paragraph 3(c) hereof, the Company (or any subsidiary of the Company designated by it) shall have the option for 60 days after such termination of employment to purchase for cash all or any part of such shares of Stock at the purchase price paid therefor upon exercise of this Option.

     The restrictions imposed on such shares of Stock under this Paragraph shall terminate on the earliest to occur of the following:

     (a) the 90th day after the date on which shares of Stock are first listed or admitted to unlisted trading privileges on a national stock exchange or on the National Market System of NASDAQ or have sales or bid and offer quotations reported in the automated quotation system operated by the National Association of Securities Dealers, Inc.;

     (b) the 10th anniversary of the date of grant of this Option;

     (c) as to any shares of Stock for which the Company's (or a subsidiary's) 60 day option to purchase upon termination of Employee's employment with the Company shall have become exercisable but shall have expired without having been exercised, on the first business day of the calendar month next following the expiration of such 60 day option period;

     (d) the first business day of the calendar month next following the termination of Employee's employment with the Company because of Employee's death, normal or early retirement in accordance with his employer's established employment policies or practices, or disability (within the meaning of section 22(e)(3) of the Code); or

     (e) the date of the termination of this Option due to an adjustment being made to this Option pursuant to Paragraph IX of the Plan.

     7. Lock-up Provision. Employee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, Employee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed 180 days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. Employee shall be subject to this Paragraph provided and only if the officers and directors of the Company are also subject to similar arrangements.

     8. Status of Stock. Employee understands that at the time of the execution of this Agreement the shares of Stock to be issued upon exercise of this Option have not been registered under the Securities Act, or any state securities law, and that the Company does not currently intend to effect any such registration. Until the shares of Stock acquirable upon the exercise of the Option have been registered for issuance under the Securities Act, the Company will not issue such shares unless the holder of the Option provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company's counsel, to the effect that the proposed issuance of such shares to such Option holder may be made without registration under the Securities Act. In the event exemption from registration under the Securities Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

     Employee agrees that the shares of Stock which Employee may acquire by exercising this Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Employee also agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws.

     In addition, Employee agrees that (i) the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with Paragraph 6, Paragraph 7, and applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of Paragraph 6, Paragraph 7, or any applicable securities law, and (iii) the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

     9. Employment Relationship. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, an Affiliate, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Without limiting the scope of the preceding sentence, it is expressly provided that Employee shall be considered to have terminated employment with the Company at the time of the termination of the "Affiliate" status under the Plan of the entity or other organization that employs Employee. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final.

     10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

     11. Entire Agreement. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the Option granted hereby. Without limiting the scope of the preceding sentence, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement shall be effective only if it is in writing and signed by both Employee and an authorized officer of the Company.

     12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

     13. Jurisdiction. Each of the Company and Employee hereby irrevocably (i) submits and consents to the personal jurisdiction of the state and federal courts sitting in Harris County, Texas with respect to any suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby and (ii) waives the right to contend in any such action that venue is improperly laid in any such court or that it is an improper or inconvenient forum or lacks personal jurisdiction. If Employee now or hereafter resides outside the State of Texas, Employee hereby irrevocably appoints the General Counsel of the Company as Employee's authorized agent upon whom process may be served at such General Counsel's Company office for notices under this Agreement in any suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby that may be instituted in any state or federal court in the State of Texas by the Company, and Employee hereby agrees to so act. Employee agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the authorized agent of Employee and written notice of such service to Employee shall be deemed, in every respect, effective service of process as to Employee for purposes of any such suit, action, or proceeding instituted in any state or federal court in the State of Texas.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                                     CALIBRE ENERGY, INC.


                                     By:
                                          --------------------------------------
                                          Prentis B. Tomlinson, Jr., President





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                                     (Employee Signature)


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                                     Print Name